Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I hereby certify that the Quarterly Report of New England Acquisitions, Inc. on Form 10-QSB for the quarterly period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Quarterly Report fairly presents, in all material respects, the financial condition of New England Acquisitions, Inc


Date:  August 15, 2002                   By: /s/ Gary Cella
                                                 ---------------
                                                 Gary Cella
                                                 Chief Executive Officer and
                                                 Cheif Financial Officer